CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Bryan McKigney, Director, President and Chairman of The Asia Tigers Fund, Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    June 27, 2005                 /s/ Bryan McKigney
     ----------------------   --------------------------------------------------
                              Bryan McKigney, Director, President and Chairman
                              (principal executive officer)


I, Alan Kaye, Treasurer of The Asia Tigers Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    June 27, 2005                 /s/ Alan Kaye
     ----------------------   --------------------------------------------------
                              Alan Kaye, Treasurer
                              (principal financial officer)